Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are based on the historical consolidated financial statements of Foundation Building Materials, Inc. (the “Company”), as adjusted to give effect to the November 1, 2018 sale of the Company’s mechanical insulation segment (the “MI Business”), to SPI, LLC (the “Buyer”). The MI Business sale was a disposition that qualified as discontinued operations under Accounting Standards Codification No. 205, Presentation of Financial Statements. Therefore, the Company's Form 8-K filed on January 9, 2019, reflects the MI Business as discontinued operations in its statements of operations for the three months ended March 31, 2018 and June 30, 2018. This information is being provided to supplement the financial information included within the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2018, which reflected the MI Business as discontinued operations for the three and nine months ended September 30, 2018. There were no additional adjustments to the previously reported amounts other than the aforementioned adjustments related to Accounting Standards Codification No. 205, Presentation of Financial Statements.

The following unaudited pro forma condensed consolidated financial statements are presented to comply with Article 11 of Regulation S-X and follow prescribed U.S. Securities and Exchange Commission regulations. The unaudited pro forma condensed consolidated financial statements do not purport to present what the Company’s results would have been had the disposition actually occurred on the dates indicated or to project what the Company’s results of operations or financial position would have been for any future period. The prescribed regulations limit pro forma adjustments to those that are directly attributable to the disposition on a factually supported basis. Consequently, the Company was not permitted within the unaudited pro forma condensed consolidated financial statements to allocate to the disposed operations any indirect corporate overhead or costs, such as administrative corporate functions or any other costs that were shared with the retained businesses of the Company. As a result, such costs are not reflected in the pro forma adjustments and are included in the retained businesses of the Company.

The unaudited pro forma condensed consolidated financial statements have been prepared for informational purposes. This information should be read together with the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the three months ended September 30, 2018.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018 and June 30, 2018, give effect to the MI Business sale as if it had occurred on January 1, 2018.

The unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of the Company and are based on assumptions that management believes are reasonable in the circumstances.

Foundation Building Materials, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations Three Months Ended March 31, 2018
(in thousands, except share and per share amounts)

	Historical - As Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net sales	$536,297	$72,636	$463,661
Cost of goods sold	381,857	52,633	329,224
Gross profit	154,440	20,003	134,437
Operating expenses:
Selling, general and administrative	121,427	16,770	104,657
Depreciation and amortization	19,886	1,489	18,397
Total operating expenses	141,313	18,259	123,054
Income from operations	13,127	1,744	11,383
Interest expense	(15,132)	(13)	(15,119)
Other income (expense), net	67	(7)	74
(Loss) income before income taxes	(1,938)	1,724	(3,662)
Income tax (benefit) expense	(885)	513	(1,398)
Net (loss) income	$(1,053)	$1,211	$(2,264)

Loss per share data:
Loss per share - basic	$(0.02)		$(0.05)
Loss per share - diluted	$(0.02)		$(0.05)

Weighted average shares outstanding:
Basic	42,879,874		42,879,874
Diluted	42,879,874		42,879,874

Foundation Building Materials, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations Three Months Ended June 30, 2018
(in thousands, except share and per share amounts)

	Historical - As Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net sales	$604,973	$82,754	$522,219
Cost of goods sold	435,876	59,924	375,952
Gross profit	169,097	22,830	146,267
Operating expenses:
Selling, general and administrative	125,785	15,632	110,153
Depreciation and amortization	20,341	1,590	18,751
Total operating expenses	146,126	17,222	128,904
Income from operations	22,971	5,608	17,363
Interest expense	(15,345)	(12)	(15,333)
Other income (expense), net	57	(4)	61
Income before income taxes	7,683	5,592	2,091
Income tax expense	2,283	1,665	618
Net income	$5,400	$3,927	$1,473

Earnings per share data:
Earnings per share - basic	$0.13		$0.03
Earnings per share - diluted	$0.13		$0.03

Weighted average shares outstanding:
Basic	42,893,498		42,893,498
Diluted	42,910,017		42,910,017

Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

In addition to results under GAAP, this document contains certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income (loss) and Adjusted (loss) earnings per share ("EPS"), which are provided as supplemental measures of financial performance. These measures are not required by, or presented in accordance with, GAAP. The Company calculates Adjusted EBITDA as net (loss) income before interest expense, net, income tax (benefit) expense, depreciation and amortization, unrealized gains on derivative financial instruments, IPO and public company readiness expenses, stock-based compensation, and other non-recurring adjustments such as non-cash purchase accounting effects, losses on the disposal of property and equipment and transaction costs. The Company calculates Adjusted EBITDA margin as Adjusted EBITDA divided by net sales. The Company calculates Adjusted net income (loss) as net income (loss) before unrealized gains on derivative financial instruments, IPO and public company readiness expenses, stock-based compensation, and other non-recurring adjustments such as non-cash purchase accounting adjustments, losses on the disposal of property and equipment, and transaction costs. The Company calculates Adjusted EPS as Adjusted net income (loss) on a per weighted average share outstanding basis.

These non-GAAP financial measures are presented because they are important metrics used by management as a means by which it assesses financial performance. These measures may also be used by analysts, investors and other interested parties to evaluate companies in the Company’s industry. These measures, when used in conjunction with related GAAP financial measures, provide investors with an additional financial analytical framework that may be useful in assessing the Company’s financial condition and results of operations.

These non-GAAP financial measures have certain limitations. These measures should not be considered as alternatives to measures of financial performance derived in accordance with GAAP. In addition, these measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. Furthermore, these measures are not intended to be liquidity measures. Other companies, including other companies in the Company’s industry, may not use these measures or may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Foundation Building Materials, Inc. Reconciliation of Adjusted EBITDA to the Nearest GAAP Measure, Net (Loss) Income Three Months Ended March 31, 2018
(in thousands, except share and per share amounts)
	Historical - As Previously Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net (loss) income	$(1,053)	$1,211	$(2,264)
Interest expense, net	15,111	13	15,098
Income tax (benefit) expense	(885)	513	(1,398)
Depreciation and amortization	19,886	1,489	18,397
Unrealized gains on derivative financial instruments	(74)	—	(74)
IPO and public company readiness expenses	89	—	89
Stock-based compensation	271	30	241
Non-cash purchase accounting effects(a)	407	—	407
Loss on disposal of property and equipment	13	1	12
Transaction costs(b)	1,218	300	918
Adjusted EBITDA	$34,983	$3,557	$31,426
Adjusted EBITDA margin	6.5%	4.9%	6.8%
(a) Adjusts for the effect of the purchase accounting step-up in the value of inventory to fair value recognized in cost of goods sold as a result of acquisitions.

(b) Represents costs related to specific transactions, including fees to financial advisors, accountants, attorneys, other professionals and certain internal corporate development costs.

Foundation Building Materials, Inc. Reconciliation of Adjusted EBITDA to the Nearest GAAP Measure, Net Income Three Months Ended June 30, 2018
(in thousands, except share and per share amounts)
	Historical - As Previously Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net income	$5,400	$3,927	$1,473
Interest expense, net	15,327	12	15,315
Income tax expense	2,283	1,665	618
Depreciation and amortization	20,341	1,590	18,751
Unrealized gains on derivative financial instruments	(60)	—	(60)
Stock-based compensation	667	30	637
Loss on disposal of property and equipment	296	33	263
Transaction costs(a)	2,057	272	1,785
Adjusted EBITDA	$46,311	$7,529	$38,782
Adjusted EBITDA margin	7.7%	9.1%	7.4%
(a) Represents costs related to specific transactions, including fees to financial advisors, accountants, attorneys, other professionals and certain internal corporate development costs.

Foundation Building Materials, Inc. Reconciliation of Adjusted Net Income to the Nearest GAAP Measure, Net (Loss) Income Three Months Ended March 31, 2018
(in thousands, except share and per share amounts)
	Historical - As Previously Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net (loss) income	$(1,053)	$1,211	$(2,264)
Unrealized gains on derivative financial instruments	(74)	—	(74)
IPO and public company readiness expenses	89	—	89
Stock-based compensation	271	30	241
Non-cash purchase accounting effects(a)	407	—	407
Loss on disposal of property and equipment	13	1	12
Transaction costs(b)	1,218	300	918
Tax effect of adjustments(c)	(492)	(85)	(407)
Adjusted net income (loss)	$379	$1,457	$(1,078)

Loss per share:
Basic	$(0.02)		$(0.05)
Diluted	$(0.02)		$(0.05)
Adjusted earnings (loss) per share:
Basic	$0.01		$(0.03)
Diluted	$0.01		$(0.03)

Weighted average shares outstanding:
Basic	42,879,874		42,879,874
Diluted	42,879,874		42,879,874

(a) Adjusts for the effect of the purchase accounting step-up in the value of inventory to fair value recognized in cost of goods sold as a result of acquisitions.

(b) Represents costs related to specific transactions, including fees to financial advisors, accountants, attorneys, other professionals and certain internal corporate development costs.

(c) Represents the tax effect of the adjustments to reflect corporate income taxes at the statutory rate of 25.5%.

Foundation Building Materials, Inc. Reconciliation of Adjusted Net Income to the Nearest GAAP Measure, Net Income Three Months Ended June 30, 2018
(in thousands, except share and per share amounts)
	Historical - As Previously Reported	Adjustments to Reflect MI Business Sale	Pro Forma
Net income	$5,400	$3,927	$1,473
Unrealized gains on derivative financial instruments	(60)	—	(60)
Stock-based compensation	667	30	637
Loss on disposal of property and equipment	296	33	263
Transaction costs(a)	2,057	272	1,785
Tax effect of adjustments(b)	(757)	(86)	(671)
Adjusted net income	$7,603	$4,176	$3,427

Earnings per share:
Basic	$0.13		$0.03
Diluted	$0.13		$0.03
Adjusted earnings per share:
Basic	$0.18		$0.08
Diluted	$0.18		$0.08

Weighted average shares outstanding:
Basic	42,893,498		42,893,498
Diluted	42,910,017		42,910,017

(a) Represents one-time costs related to transactions, including fees to financial advisors, accountants, attorneys, other professionals and certain internal corporate development costs.

(b) Represents the tax effect of the adjustments to reflect corporate income taxes at the statutory rate of 25.5%.